ASSET PURCHASE AGREEMENT
                            ------------------------


This Agreement entered into this 27 day of January, 1999 by and between In Store Media Systems, Inc. a Colorado Corporation whose principal place of business is 15423 East Batavia Drive, Aurora, Colorado 80011 (hereinafter referred to as "ISMSI") and Partnership For Shared Marketing, Inc. Parker Plaza, 400 Kelby Street, Suite 1500, Fort Lee, New Jersey, 07024 (hereinafter referred to as "PSM") collectively (the "Parties").

                                    RECITALS

WHEREAS, PSM owns the multi-categorical database and other assets described in Exhibit A and;

WHEREAS, PSM desires to sell its multi-categorical database and other assets under certain terms and conditions and;

WHEREAS, ISMSI has loaned Fifty Thousand and 00/100 Dollars ($50,000.00) to the principals of PSM pursuant to a Promissory Note (the "Note") dated March 7, 1997, Exhibit B and;

WHEREAS, ISMSI is currently in the process of raising equity in the amount of $6.8 million by means of Private Placement Offering dated November 3, 1998 (the "Private Placement"); and

WHEREAS, ISMSI desires to purchase all of PSM's assets and;

               WHEREAS, the Parties wish to execute an Asset Purchase Agreement (the "Agreement") between the Parties.

NOW THEREFORE, in consideration of mutual covenants, promises and other valuable consideration the Parties hereto mutually agree:


                                    ARTICLE I
                                    PURCHASE

SECTION 1.1 TRANSFER OF ASSETS Subject to the terms and conditions contained herein, ISMSI agrees to purchase and PSM agrees to sell, transfer and convey, free and clear of debt and without liens or encumbrances of any kind, all of PSM's rights, title and interest in and to all of the assets of PSM, of whatever nature and kind (the "Assets") as listed on attached Exhibit A and which Assets include without limitation, PSM's original data records and all extant copies of household names, addresses and other information set forth in Exhibit A hereto. The Assets shall also include any arrangement, agreement, contract,

E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 1 of 8   Rev 03/29/99
purchase order and other sources of revenue of PSM, whether presently existing or created subsequent to the execution of this Agreement, for a total purchase price of Five Hundred Thousand and % Dollars ($500,000.00) and One Million Five Hundred Thousand Shares (1,500,000) of ISMSI common stock, which stock shall be "restricted" under Rule 144 promulgated by the SEC pursuant to its powers under the Securities and Exchange Act of 1934 (the "Stock").

SECTION 1.2 Payment

The purchase price of $500,000 plus 1,500,000 shares of the Stock shall be paid at closing as follows:

           (a) $50,000.00 in the form of the discharge of the Note.

           (b) $450,000.00 in cash or certified funds.

           (c) 1,500,000 shares of the Stock.

SECTION 1.3 Registration Rights

All stock issued to PSM pursuant to the Agreement is subject to Demand Registration Rights by PSM after one year of date of issue (excepting only that PSM may not exercise Demand Registration Rights within 180 days of any proposed public offering by ISMSI) and Piggyback Registration Rights anytime ISMSI files a Registration Statement of its shares for its own account, provided, that PSM must advise ISMSI of its decision to register some or all of its shares within ten (10) days of receipt of notice from ISMSI that ISMSI intends to register some of its shares for sale to the public.

SECTION 1.4 REDUCTION OF PAYMENT The Payment shall be reduced by any account payable of PSM that must be paid by ISMSI to acquire the Assets, or any one of the Assets, free and clear of all liens and encumbrances.

SECTION 1.5 ISMSI and PSM agree that subject to the provisions of the above, the payment of Five Hundred Thousand and 00/100 Dollars ($500,000.00) and 1,500,000 shares of ISMSI common stock is acceptable to both parties and that upon Closing, the shareholders of PSM shall have no further claim whatsoever to the Assets except as specified in Article IX.


                                   ARTICLE II
                                     CLOSING

Subject to the provisions of Article IX, the Closing for the purchase and sale of the Assets as described in Articles I and II shall take place on or before May 15, 1999. The Closing

E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 2 of 8   Rev 03/29/99
is to occur at a place to be agreed upon by the Parties. Nothing herein shall preclude the Parties from Closing at an earlier date.


                                   ARTICLE III
               CONDUCT OF PSM BUSINESS OPERATIONS PRIOR TO CLOSING

SECTION 3.1 EXCLUDED ASSETS ISMSI and PSM agree that the term "Assets" shall not include any of PSM's accounts receivable in connection with orders, contracts or jobs which are completed prior to the date of Closing.

SECTION 3.2 PRO-RATA APPORTIONMENT OF SERVICES In the event that PSM has accepted payment in advance from a client for specific services, none of which services have been performed by PSM at the time of Closing, the cash payment by ISMSI to PSM shall be reduced at Closing by the amount prepaid. In the event that PSM has accepted payment in advance from a client for a specific service only partially performed by PSM at the time of Closing, PSM shall retain the payment pending determination of the ratio of services performed prior to the Closing to services performed after the Closing. In the event that PSM's pro-rata share is less than that prepaid to it, then PSM shall refund the excess to ISMSI not later than ten (10) days after the Closing. PSM shall provide a preliminary, and immediately prior to Closing, shall provide a final, report on all contracts for which payment has been received, but for which services have only been partially performed, or for which no services have been performed or for which payables remain. The report shall be updated monthly and shall include all of the then available information so that the Parties ultimately may determine the ratio of services performed prior to the Closing to services performed subsequent to the Closing.

SECTION 3.3 APPROVAL OF CONTRACTS Upon execution of this agreement, PSM shall submit to ISMSI for review and approval all contracts that call for services of $50,000.00 or more to be performed by PSM. ISMSI has the right to approve such contracts, which approval shall not be unreasonably withheld. ISMSI agrees to review such contracts within five (5) business days.

SECTION 3.4 OPERATION OF BUSINESS PSM agrees to operate its business in the usual course until Closing. Any actions not in the usual course of business must be pre approved in writing by ISMSI which approval shall not be unreasonably withheld. PSM shall retain (subject to 3.2 above) all net operating revenues generated before Closing from PSM's business operations until Closing. However, ISMSI reserves the right to conduct periodic financial review, of all of PSM books and records during the interim period before Closing upon reasonable, written notice to PSM.

E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 3 of 8   Rev 03/29/99

                                   ARTICLE IV
                              TRANSFER OF OWNERSHIP

ISMSI and PSM agree that upon payment of the purchase price in accordance with
Article I above, and subject to the provisions of Article II above, at Closing PSM shall transfer to ISMSI all its right, title, interest and ownership in its entirety of the Assets.


                                    ARTICLE V
                                   WARRANTIES

SECTION 5.1 WARRANTIES PSM warrants and guarantees that the Assets to be purchased by ISMSI are free and clear of any liens or encumbrances whatsoever or that to the extent that any of the Assets shall have any liens judgments or other encumbrances on them, PSM will use the funds paid at Final Payment to satisfy such obligations. If PSM is unable to satisfy and discharge such liens, judgements or other encumbrances from the payment at Final Payment, both parties shall have the right to terminate the Agreement pursuant to the provisions of
Article IX.

SECTION 5.2 INSPECTION OF BOOKS AND RECORDS PSM agrees to provide current financial and services contract information, and to permit ISMSI and its representatives to inspect the books and records of PSM prior to Closing. PSM represents that the financial information provided to ISMSI is and will be true and correct, and further agrees that it will promptly advise ISMSI of any material change to its financial condition.


                                   ARTICLE VI
                              EMPLOYMENT AGREEMENTS

ISMSI and PSM agree that as further consideration for the purchase of the Assets, that ISMSI through its subsidiary shall enter into employment agreements at Closing with each of the following parties: Joel G. Monsky; and, Stanley A. Monsky (hereinafter "Monskys"). The employment agreements shall be in the form attached hereto as Exhibits C, D and E.


                                   ARTICLE VII
                          FORMATION OF NEW CORPORATION

SECTION 7.1 DATA DRIVEN MARKETING. INC. On January, 9, 1997, ISMSI formed a wholly-owned subsidiary corporation, Data Driven Marketing Inc. ("DDMI"). ISMSI and PSM agree that upon Closing, ISMSI shall name new officers and directors of DDMI to which it will contribute as capital, the Assets purchased under this Agreement.

E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 4 of 8   Rev 03/29/99

SECTION 7.2 DDMI MONTHLY CASH MINIMUM DDMI's monthly operating cash revenues are to come from billed services provided to independent third parties or to ISMSI. Therefore, for a period of fourteen (14) months following Closing, ISMSI agrees to subsidize DDMI monthly cash revenues to the extent funds are available, in the amount mutually agreed prior to Closing to be necessary to meet the monthly cash requirements of DDMI (the "Monthly Cash Minimum") as follows:

           (a) To provide up to a maximum of $50,000.00 at the end of each month in which a subsidy is required to reach the Monthly Cash Minimum.

           (b) In any month of ISMSI's fourteen (14) month subsidy obligation period in which DDMI cash revenues exceed the Monthly Cash Minimum for that month, the maximum subsidy obligation of ISMSI in the following month shall be reduced by the amount of the excess in the previous month.

           (c) At any time the aggregate cash revenues of DDMI in excess of the Monthly Cash Minimum totals more than the aggregate of the maximum subsidizing obligation of ISMSI to DDMI, then ISMSI shall have no further obligation to subsidize DDMI's operating expenses.


                                  ARTICLE VIII
                                    EXPENSES

ISMSI and PSM mutually agree that each Party shall bear all of its own expenses whatsoever incurred in connection with the transactions contemplated hereby, including without limitation, the negotiation and finalization of the definitive agreement, whether or not a definitive agreement is executed or the transactions contemplated hereby are consummated.


                                   ARTICLE IX
                                     DEFAULT

SECTION 9.1 EVENTS OF DEFAULT The following shall constitute Events of Default by either of the parties:

         (a) Failure to provide requested information about business operations.

         (b) Failure to disclose material, adverse changes in the operational or financial status.

         (c) Failure to Close or comply with other terms of the Agreement.



E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 5 of 8   Rev 03/29/99

SECTION 9.2 NOTIFICATION OF DEFAULT ISMSI and PSM agree that in the event either Party is in default of any of the terms and conditions contained in the Agreement, that the party claiming a default shall give written notice by certified mail, return receipt requested-to the other party at the address listed in Article X below, identifying such default, and said defaulting party shall have Sixty (60) days in which to cure the default.

SECTION 9.3 FAILURE TO CURE DEFAULT In the event the default is not cured within the sixty (60) day cure period, the Agreement may be terminated by either party. Notwithstanding the foregoing, ISMSI and PSM agree that in the event of default by either Party, ISMSI and PSM shall negotiate in good faith to preserve the Agreement by amendment of its terms.


                                    ARTICLE X
                                   TERMINATION

In the event of Default by either Party, which Default is not cured pursuant to IX above, the Agreement may be terminated by written notice to the Party not in Default.

                                   ARTICLE XI
                                  NOTIFICATION

All written notices and correspondence shall be delivered to the address listed below:

IN STORE MEDIA SYSTEMS, INC.            PARTNERSHIP FOR SHARED MARKETING, INC.
15423 East Batavia Drive                Parker Plaza
Aurora, Colorado 80011                  400 Kelby Street, Suite 1500
                                        Fort Lee, New Jersey 07024


                                   ARTICLE XII
                                  MODIFICATION

The Agreement shall not be modified or altered in any manner whatsoever except in writing and with the expressed written consent of the Parties.


                                  ARTICLE XIII
                           SEPARABILITY OF PROVISIONS

The provisions of the Agreement shall be considered to be separable and independent of each other, and in the event any provisions of the Agreement shall be found to be invalid,

E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 6 of 8   Rev 03/29/99
such finding shall not affect the validity or effectiveness of any other, or all, of the remaining provisions hereof


                                   ARTICLE XIV
                                 BINDING EFFECT

The Agreement is not transferable. It shall be binding upon and shall inure to the benefit of (a) ISMSI and its successors and assigns and (b) PSM and Monskys' successors and assigns, heirs. legatees, executors, administrators, or legal representatives.


                                   ARTICLE XV
                                  JURISDICTION

The Agreement shall be construed under the laws of the State of Colorado. The Parties agree to submit all disputes to arbitration pursuant to the applicable rules of the American Arbitration Association.


                                   ARTICLE XVI
                                    EXECUTION

The Agreement is executed and delivered with the understanding that it reflects the entire understanding of the Parties and supersedes any prior written or verbal agreements.

Executed this 27 day of January by:


For:                                              For:


IN STORE MEDIA SYSTEMS, INC.                      PARTNERSHIP FOR SHARED
                                                  MARKETING, INC.

/s/ Everett E. Schulze, Jr.                       /s/ Marvin Monsky
------------------------------                    ------------------------------
Everett E. Schulze, Fr.                           Marvin Monsky
President/CEO                                     President


Witness:

/s/ Donald P. Uhl VP                              /s/ Joel Monsky
------------------------------                    ------------------------------
                                                  Joel Monsky
                                                  Executive Vice President


E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 7 of 8   Rev 03/29/99

APPROVED:

DATA DRIVEN MARKETING, INC.


/s/ Everett E. Schulze                            /s/ Stanley A. Monsky
------------------------------                    ------------------------------
President/CEO                                     Stanley A. Monsky
                                                  Vice President


Date: 1-27-99
     --------------




E211.001b    ISMSI and PSM Asset Purchase Agreement / Page 8 of 8   Rev 03/29/99

                                    Exhibit A

                                     ASSETS
                                     ------

                       PROPRIETARY SYSTEMS AND OPERATIONS
                   (PC LEVEL SYSTEMS. PROCEDURES AND PROGRAMS)

1.        ACT Sales Targeting and Client Control System - Network
2.        GEOSTAR: Geographic Client Integration System
3.        Database Management and Modeling System
4.        Telephone Survey System
5.        The RED PHONE: Phone-Mail Customize Print Survey System
6.        Database Inventory and Reporting System
7.        Information Warehousing and Customer Service Systems
8.        Sales Tracking and Accounting System
9.        Novell Netware V3
10.       Lotus 123 V2.2
11.       Lotus 123 V5
12.       Impress
13.       Allways
14.       Visio V3.O
15.       WordPerfect 6.0 for Windows
16.       WordPerfect 5.0
17.       Reachout V5.0
18.       ProComm Plus V2
19.       WinFax Pro V4
20.       Monarch V1
21.       FoxPro for Windows v2.6
22.       Lotus Approach V3
23.       MAR Report
24.       DOS V6.0
25.       Windows 3.1
26.       Windows 95
27.       Microsoft Presentation
28.       Windows File Management
29.       Xtree for Windows VI File Management
30.       Norton Utilities V1 (utility software)
31.       Norton Utilities V6 (utility software)
32.       CA Clipper V5 (programming)
33.       Microsoft Office (including Word, Excel, PowerPoint, Schedule+)
34.       Equipment - see attached listing


exhibitA-assets.wpd
12/09/09


                                 DATABASE ASSETS
                                 ---------------

ALL UPDATED AS OF 11/98
UPDATE CYCLE IS QUARTERLY


1.   Database Name:                American Purchase Diary (APD) Master Database
     Description:                  Household names with state, address, etc.
     Inventory Qty as of 12/98:    70,376,680 households
                                   105,350,969 individuals

2.   Database Name:                APD Household Names with Telephone Numbers
     Description:                       "    "    "      "      "        "
     Inventory Qty as of 12/98:    57,000,000 households

3.   Database Name:                APD Families with Teenage Children
     Description:                  Families with teenager living at home
     Inventory Qty as of 12/98:    4,681,384 households

4.   Database Name:                APD Mail Order Buyer Transactions
     Description:                  Mail order purchases by category
     Inventory Qty as of 12/98:    223,000,000 individual mail order purchases
                                   Total processed 2+ billion MOB records

5.   Database Name:                PSM Completed (Enhanced) Telephone Surveys
     Description:                       "    "     "   "        "       "
     Inventory Qty as of 12/98:    880,000

6.   Database Name:                Smokers Master Database by Brand
     Description:                      "     "       "     "    "
     Inventory Qty as of 12/98:    6,375,149

7.   Database Name:                Adult Exact Date of Birth Database
     Description:                        "      "        "     "
     Inventory Qty as of 12/98:    98,000,000



exhibitA-assets.wpd
12/09/09




8.   Database Name:                Household Names with Credit Cards
     Description:                      "      "     "      "     "
     Inventory Qty as of 12/98:    68,000,000 bank
                                   36,000,000 retail
                                    2,856,000 premium
                                   13,089,000 finance loans

9.   Database Name:                Financial Marketing Database
     Description:                  Combination of all financial information on APD
     Inventory Qty as of 12/98:    105,000,000

10.  Database Name:                Print Survey Database
     Description:                  Responses to (completed) print questionnaires
     Inventory Qty as of 12/98:    8,902,000

11.  Database Name:                Kids and Pets Database
     Description:                  Families with at least one child between age 0-18
     Inventory Qty as of 12/98:    6,138,014
                                   2,304,949 have both kids and pets

12.  Database Name:                Sufferers and Ailment Database
     Description:                  Individuals who suffer from specific diseases and
                                   ailments
     Inventory Qty as of 12/98:    7,500,000



exhibitA-assets.wpd
12/09/09

                                                         ATTACHMENT TO EXHIBIT A

EQUIPMENT
---------

1 x Pitney Bowes Fax Machine, Model: 9300 (Discontinued/Refurbished) 1 x Brother Fax Machine, Model: Intellifax 635
1 x Pitney Bowes Digital Postal Scales, Model: 5820


PC Hardware:
------------
1 x Intel Pentium II CPU, 300mhz/128mb/6.4gb
1 x Pentium 166, 1.44mb/1.6gb
1 x 486DX, S0mhz/340mb
2 x 486DX, 33mhz/340mb


Printers
--------
2 x Hewlett Packard Laserjet 6L Printer
1 x Hewlett Packard Laserjet III Printer
1 x Epson LQ-2070 Printer
1 x Hewlett Packard 620 Color Printer









exhibitA-assets.wpd
12/09/09

                                15 Cairngorm Road
                               New City, NY 10956


February 24, 1999

Messrs. Joel Monsky and Stanley Monsky
The Pantnership For Shared Marketing, Inc.
Parker Plaza
400 Kelby Street, Suite 1500
Fort Lee, NJ 07024

RE:  In Store Media Systems, Inc. Asset Purchase of
     The Partnership For Shared Marketing, Inc. (PSM)

Dear Sirs,

As discussed, I am prepared to sign the Asset Purchase Agreement pertaining to the above-referenced, as a one-third owner of PSM, with the following provision.

Paragraph 6 of the referenced Asset Purchase Agreement provides for employment agreements to be executed by Marvin Monsky, Stanley Monsky and Joel Monsky. It is my desire, for personal reasons, to be excluded from the requirement of executing an employment agreement for the completion of this transaction. I thereby authorize you to have my name removed from this paragraph, at which time I will provide the requested signature.

All other terms and conditions of the Asset Purchase Agreement will, by definition, remain in place.



Sincerely,

/s/ Marvin Monsky

Marvin Monsky


ACCEPTED AND AGREED TO:

                    /s/ Joel Monsky                    2/24/99
                    ----------------------             ------------
                    Joel Monsky                        Date


                    /s/ Stanley Monsky                 2/25/99
                    ----------------------             ------------
                    Stanley Monsky                     Date

                                                                    CONFIDENTIAL

THE PARTNERSHIP
FOR SHARED MARKETING, INC.
Parker Plaza
400 Kelby Street, Suite 1500 Fort Lee, NJ 07024
Tel. (201) 461-2341 - FAX (201) 461-9665

FACSIMILE TRANSMISSION

FROM:                                   TO:
     Name: Joel Monsky                       Name: Everett Schulze

                                             Compnay: ISMSI

     Fax Number: 201-461-9665                Fax Number: 303-364-6550

     Voice Phone: 201-461-2341               Voice Phone:

FAX NOTES
--------------------------------------------------------------------------------

Please find attached the Database Assets listing with values which was erroneously omitted from the signed A.P.A. package sent to you last week.



--------------------------------------------------------------------------------

               Date of transmission: 4/14/99

               Number of pages including this cover sheet: 3


                                 DATABASE ASSETS with value
                                 --------------------------

ALL UPDATED AS OF 11/98
UPDATE CYCLE IS QUARTERLY


1.   Database Name:                American Purchase Diary (APD) Master Database
     Description:                  Household names with state, address, etc.
     Inventory Qty as of 12/98:    70,376,680 households
                                   105,350,969 individuals
     Seller's Estimated Value:     $2,500,000

2.   Database Name:                APD Household Names with Telephone Numbers
     Description:                       "    "    "      "      "        "
     Inventory Qty as of 12/98:    57,000,000 households
     Seller's Estimated Value:     $1,710,000

3.   Database Name:                APD Families with Teenage Children
     Description:                  Families with teenager living at home
     Inventory Qty as of 12/98:    4,681,384 households
     Seller's Estimated Value:     $200,000

4.   Database Name:                APD Mail Order Buyer Transactions
     Description:                  Mail order purchases by category
     Inventory Qty as of 12/98:    223,000,000 individual mail order purchases
                                   Total processed 2+ billion MOB records
     Seller's Estimated Value:     $5,520,000

5.   Database Name:                PSM Completed (Enhanced) Telephone Surveys
     Description:                       "    "     "   "        "       "
     Inventory Qty as of 12/98:    880,000
     Seller's Estimated Value:     $352,000

6.   Database Name:                Smokers Master Database by Brand
     Description:                      "     "       "     "    "
     Inventory Qty as of 12/98:    6,375,149
     Seller's Estimated Value:     $3,100,000

7.   Database Name:                Adult Exact Date of Birth Database
     Description:                        "      "        "     "
     Inventory Qty as of 12/98:    98,000,000
     Seller's Estimated Value:     $2,550,000



exhibitA-assets.wpd
12/09/09




8.   Database Name:                Household Names with Credit Cards
     Description:                      "      "     "      "     "
     Inventory Qty as of 12/98:    68,000,000 bank
                                   36,000,000 retail
                                    2,856,000 premium
                                   13,089,000 finance loans
     Seller's Estimated Value:     $1,785,000

9.   Database Name:                Financial Marketing Database
     Description:                  Combination of all financial information on APD
     Inventory Qty as of 12/98:    105,000,000
     Seller's Estimated Value:     $1,380,000

10.  Database Name:                Print Survey Database
     Description:                  Responses to (completed) print questionnaires
     Inventory Qty as of 12/98:    8,902,000
     Seller's Estimated Value:     $1,450,000

11.  Database Name:                Kids and Pets Database
     Description:                  Families with at least one child between age 0-18
     Inventory Qty as of 12/98:    6,138,014
                                   2,304,949 have both kids and pets
     Seller's Estimated Value:     $2,500,000

12.  Database Name:                Sufferers and Ailment Database
     Description:                  Individuals who suffer from specific diseases and
                                   ailments
     Inventory Qty as of 12/98:    7,500,000
     Seller's Estimated Value:     $2,500,000



exhibitA-assets.wpd
12/09/09